UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Vivani Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 S. Loop Road Alameda, California	94502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-8462

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VANI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 1, 2026, Vivani Medical, Inc. (“Vivani”) entered into a definitive agreement and plan of merger (the “Merger Agreement”) among its wholly owned subsidiary Cortigent, Inc. (“Cortigent”), ClearOne, Inc. (“ClearOne”), a Nasdaq-listed Nevada company, and CLRO Merger Sub, Inc. a Delaware corporation wholly owned subsidiary of ClearOne (“MergerSub”), pursuant to which Cortigent will merge with and into MergerSub (the “Merger) and become a wholly owned subsidiary of ClearOne (the “Transaction”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) any Cortigent stock held as treasury stock or held or owned by Cortigent, Merger Sub or any subsidiary of Cortigent immediately prior to the Effective Time will be canceled and retired for no consideration, and (ii) all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will be converted into the right to receive 12,500,000 duly authorized, validly issued, fully paid and nonassessable shares of ClearOne (the “Consideration Shares”), subject to adjustment only as expressly set forth in the Merger Agreement, including pursuant to any stock split, stock dividend, combination, recapitalization or similar event affecting ClearOne’s common stock.

The Financing

In connection with the Transaction and as a condition to closing of the Transaction (the “Closing”), ClearOne has agreed to file a registration statement on Form S-1 to raise a minimum of $10,000,000 and a maximum of $15,000,000 (the “Financing”) through the issuance of not less than 2,500,000 and not more than 5,000,000 units (each, a “Financing Unit”), with each Financing Unit consisting of one (1) share of ClearOne common stock (each, a “Financing Share”) and one (1) warrant (each, a “Financing Warrant”) to purchase one (1) share of ClearOne common stock (the “Financing Warrant Shares”) at an exercise price of $10.00 per share, exercisable for a period of six months from the date of issuance of the Financing Warrants.

This Current Report on Form 8-K and the information contained herein is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Financing or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom.

Conditions to the Merger

The Closing is subject to the satisfaction or, to the extent permitted by law, the waiver of certain conditions including, among other things, (i) the required approvals by each respective party’s stockholders, (ii) the accuracy of the respective representations and warranties of each party, subject to certain materiality qualifications, (iii) compliance by the parties with their respective covenants, (iv) no law or order preventing the Merger and the other transactions contemplated by the Merger Agreement, (v) the continuous listing of the existing shares of ClearOne common stock on The Nasdaq Stock Market (“Nasdaq”) through the closing date of the Merger, (vi) the shares of ClearOne common stock to be issued in the Merger being approved for listing (subject to official notice of issuance) on Nasdaq, and (vii) the Financing shall have been consummated (or shall be consummated substantially concurrent with the Closing).

Governance

At the Effective Time, the Board of Directors of the combined company (the “Combined Company”) is expected to consist of five members, four of whom will be designated by Vivani (of which one shall serve as Chairperson), and one of whom shall be designated by the holders of a majority of the shares of ClearOne common stock held by pre-Closing ClearOne stockholders.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by Vivani, Cortigent and ClearOne, including covenants relating to obtaining the requisite approvals of the stockholders of the Cortigent and ClearOne, indemnification of directors and officers, and Cortigent’s and ClearOne’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger.

The Merger Agreement contains certain customary termination rights, including, among others, (i) the mutual written consent of the parties, (ii) the right of ClearOne to terminate the Merger Agreement if Cortigent does not deliver its required stockholder vote within two business days after the Agreement, (iii) the right of either party to terminate the Merger Agreement if the Merger has not occurred by December 28, 2026 (180 days after the date of the Merger Agreement), subject to a possible extension, (iv) the right of either party to terminate the Merger Agreement due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, and (v) the right of either party to terminate the Merger Agreement if a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and the other transactions contemplated by the Merger Agreement.

The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, a breakup fee equal to 125% of total direct verifiable third-party expenses incurred may be payable by one party to the other party, such amount capped at $250,000.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K (this “Current Report”) in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Vivani, Cortigent, ClearOne or their respective affiliates or to modify or supplement any factual disclosures about Vivani, Cortigent, ClearOne or their respective affiliates in public reports filed with the Securities and Exchange Commission (“SEC”). The Merger Agreement includes representations, warranties and covenants of Vivani, Cortigent, and ClearOne that were made solely for the purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties thereto, and which may be subject to important qualifications and limitations agreed to by Vivani, Cortigent and ClearOne in connection with the negotiated terms of the Merger Agreement. Moreover, such representations and warranties may not be accurate or complete as of any specified date, have been modified or qualified by certain disclosures between the parties made in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself, and may apply contractual standards of materiality in a way that is different from that which may be viewed as material by Vivani’s stockholders, ClearOne’s shareholders or other security holders. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and were not intended, and should not be relied upon, as statements of fact. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Vivani’s or ClearOne’s public disclosures.

Voting Agreements

Certain ClearOne shareholders collectively holding at least 50.1% of ClearOne common stock have agreed to enter into voting support agreements pursuant to which they will vote in favor of certain matters supported by the Vivani-designated directors and certain other specified actions. Vivani has likewise agreed to enter into a voting support agreement pursuant to which it will agree to vote its shares of ClearOne common stock in support of the director designated by the ClearOne shareholders and certain related matters.

Lock-Up Agreements

Vivani agreed to enter into a lockup agreement in a form to be mutually agreed with ClearOne pursuant to which it will agree to customary lock-up restrictions on the Consideration Shares received in the Transaction, with 50% of such shares subject to a one-year lock-up and the remaining 50% subject to a two-year lock-up following Closing.

Cautionary Note on Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Vivani, ClearOne, and the proposed business combination between Vivani’s wholly owned subsidiary Cortigent and ClearOne and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Vivani’s, Cortigent’s and ClearOne’s management expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the structure, timing and completion of the Transaction, including the ability to meet the necessary closing conditions to completing the Transaction; the expected effects, perceived benefits or opportunities of the Transaction to all parties; the Combined Company’s continued listing on Nasdaq under the ticker symbol “CRGT”; expectations regarding the structure, timing and completion of the Financing needed to close the Transaction; expected proceeds from the Transaction, including expectations regarding the use of proceeds; the anticipated ownership structure and expected board reconstitution and management reconstitution of the Combined Company; each company’s and the Combined Company’s expected cash position at the Closing and cash runway of the Combined Company following the Transaction and any additional financing requirements; the future operations of the Combined Company, including research and development activities; the nature, strategy and focus of the Combined Company; the development and commercial potential and potential benefits of any products and services of the Combined Company; the cash balance of the combined entity at Closing; the expected trading of the Combined Company’s stock on Nasdaq; and other statements that are not historical fact.

All statements other than statements of historical fact contained in this communication are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management, concerning future developments and their potential effects. There can be no assurance that future developments affecting Vivani, Cortigent, ClearOne, or the Transaction will be those that have been anticipated.

These forward-looking statements involve a number of risks and uncertainties, some of which are beyond Vivani’s, Cortigent’s or ClearOne’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the consummation of the Transaction are not satisfied, including the failure to timely obtain approval of the Transaction from ClearOne’s shareholders, the risk that the required Financing is not obtained in a timely manner, if at all; uncertainties as to the timing of the consummation of the Transaction and the Financing; risks related to ClearOne’s continued listing on Nasdaq until closing of the Transaction and the Combined Company’s ability to remain listed on Nasdaq and trade under “CRGT”; uncertainties regarding the impact any delay in the closing of the Transaction would have on the anticipated cash resources of the Combined Company, and other events and unanticipated spending and costs that could reduce the Combined Company’s cash resources or need for additional support from Vivani; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on Vivani’s, Cortigent’s or ClearOne’s business relationships, operating results and business generally; costs related to the Merger; the risk of market fluctuations in the price of stock that Vivani is to receive (which is a fixed number of shares) and the dilutive effect of the planned Financing by ClearOne on the value of these shares; Vivani’s or ClearOne’s stockholders could own more or less of the Combined Company than is currently anticipated; risks related to the market price of Vivani’s common stock relative to the value suggested by the fixed amount of Consideration Shares to be issued to Vivani; risks related to the inability of the Combined Company to obtain sufficient additional capital to continue to advance the development of its products and services; costs of the Transaction and unexpected costs, charges or expenses resulting from the Transaction; potential adverse reactions or changes to business relationships, operating results, and business generally, resulting from the announcement or completion of the Transaction.

Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in Vivani’s most recent Quarterly Report on Form 10-Q filed with the SEC on May 13, 2026, as updated by future filings with the SEC, as well as the risks outlined by Cortigent and ClearOne in their respective SEC filings. These risks and uncertainties will also be described in other filings that ClearOne and Cortigent will make with the SEC in connection with the Transaction. Should one or more of these risks or uncertainties materialize or should any of Vivani’s, Cortigent’s or ClearOne's assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Vivani, Cortigent nor ClearOne undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, except as required by law. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Vivani, Cortigent or ClearOne.

Item 8.01. Other Information

On July 7, 2026, Vivani issued a press release announcing the entry into an agreement with Novo Nordisk to evaluate NPM-139, its semaglutide drug implant that utilizes Vivani’s NanoPortal platform technology, which is under development for chronic weight management.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated July 1, 2026 by and among Vivani Medical, Inc., Cortigent, Inc., ClearOne, Inc. and CLRO Merger Sub, Inc.
99.1	Press release dated July 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: July 7, 2026	By:	/s/ Donald Dwyer
	Name:	Donald Dwyer
	Title:	Chief Business Officer